                                                                    EXHIBIT 10.1

                         Amendment to Option Agreement

     This Amendment, made to Option Agreement between Benchmarq Microelectronics, Inc., and Taiwan Semiconductor Manufacturing Co., Ltd., dated May 31, 1996 (the "Option Agreement"), is effective as of March 31, 1997 (the "Effective Date") by and between Benchmarq Microelectronics, Inc., a company organized under the laws of Delaware, USA, with its principal address at 17919 Waterview Parkway, Dallas, Texas 75252, USA ("Customer"), and Taiwan Semiconductor Manufacturing Co., Ltd., a company organized under the laws of the R.O.C, with its registered address at No. 121, Park Ave. 3, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C ("TSMC").

     In consideration of mutual covenants and conditions, both parties agree to amend the Option Agreement as follows:


I. Defined terms used herein but not defined herein shall have the meaning set forth in the Option Agreement.

II.  Amend Sections 5 (b), 11 and 15 as follows:

     5 (b) Customer shall deliver to TSMC, within seven (7) days following the Effective Date of this Amendment, one promissory note in an amount of US$1,380,000 due as specified in Exhibit D and payable to TSMC or order, which promissory note is in the form of Exhibit E. The executed version of the form of promissory note attached as Exhibit E shall be returned by TSMC to Customer within seven (7) days upon receipt of corresponding Option Fee by TSMC. TSMC shall return to Customer the original promissory note, dated May 31,1996, executed by customer in the amount of US$3,380,000 to Customer within seven (7) days following the Effective Date of this Amendment.

11. This Agreement, including Exhibits A-E and the Amendment, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understanding, agreements, dealings and negotiations, oral or written, regarding the subject matter hereof. In the event any provision of this Agreement conflicts with the Amendment, this Amendment shall govern with respect to the subject matter therein. No modification, alteration or amendment of this Agreement shall be effective unless made in writing and signed by both parties. No waiver of any breach or failure by either party to enforce any provision of this Agreement shall be deemed a wavier of any other or subsequent breach, or a waiver of future enforcement of that or any other provision.

15. Both parties shall keep in strict confidence the existence and contents of this Agreement and the Amendment, and take best precaution possible to prevent any unauthorized disclosure or use thereof. Both parties agree that no disclosure of this Agreement, the Amendment or any matters relating hereto may be made without the disclosing party first providing the proposed disclosure to the other party two weeks in advance for consent and reasonable changes. In the event disclosure is required by laws or governmental regulations, the disclosing party shall provide the other party two weeks prior written notice and give the other party the opportunity to protest, participate in preparing disclosure or make reasonable changes thereto.

III. Add new Section 2 (d)

     Subject to availability of 0.5um embedded flash process technology at TSMC by July 1997, both parties will adopt either Exhibit B.1 or Exhibit B.2 to be Exhibit B and applied to this Agreement. Upon production release (i.e. approval for "Open Order Entry" at Benchmarq) of the first product utilizing the 0.5um embedded flash process technology, Exhibit B.1 shall be adopted as Exhibit B and applied to this Agreement. In the event 0.5um embedded flash process technology is not available at TSMC by July 1997 or in the event Customer decides not to utilize 0.5um embedded flash process technology available at TSMC on or before December 31, 1997, Exhibit B.2 shall be adopted as Exhibit B and applied to this Agreement.

     Add to the End of Section 7(a)
     "In the event that Exhibit B.2 is adopted as Exhibit B and applied to this Agreement, this Agreement shall be extended to December 31, 2001."

     Add to the End of Section 7(d)
     "In no event shall either party be liable for indirect, consequential, or special damage arising from this Agreement or its performance."

IV.  Replace Original Exhibits A, B and D with New Exhibits A, B.1, B.2 and D.



Benchmarq Microelectronics, Inc.               Taiwan Semiconductor
                                               Manufacturing Co., Ltd.,

/s/ Derrell Coker                              /s/ Donald W. Brooks
-----------------                              --------------------
Derrell Coker                                  Donald W. Brooks
President & CEO                                President

                                   EXHIBIT A
                            EQUIVALENCY FACTOR TABLE

--------------------------------------------------------------------------------
                               *******      ******    *********  **********
******************             *********    ********  ********   *********
                               ***********
                               **********
**********************         *                      *          *

*********************          *                      *          *

*********************          *                      *          *

**********************         *                      *          *

*********************          *                      *          *

***********************        *                      *          *

***************************    *                      *          *

**********************         *                      *          *

*********************          *            *         *          *

*********************          *            *         *          *

***********************        *            *         *          *

********************           *                      *          *

********************           *            *         *          *

********************           *            *         *          *

*********************          *            *         *          *

*************************      *            *         *          *

***************************    *            *         *          *

*************************      *            *         *          *

********************           *            *         *          *

*********************          *            *         *          *

********************           *            *         *          *

*************************      *            *         *          *
-------------------------------------------------------------------------------

Remarks: (1) ******************************************************************
         (2) ************************************************************
         (3) ************************************
         (4) ********************************************************

Date of issue: 04/11/97

(* - "PORTIONS OF THE SUBJECT EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT")

                                  Exhibit B.1
                                 BENCHMARQ/TSMC
                               COMMITTED CAPACITY

                                             Unit: *********************
                               1996  1997  1998  1999  2000
                               ----  ----  ----  ----  ----

*************                   *     *     *     *     *
*************
-------------------------------------------------------------------------------
********************                  *     *     *     *
-------------------------------------------------------------------------------
****************                      *     *     *     *
-------------------------------------------------------------------------------
***************                       *     *     *     *
-------------------------------------------------------------------------------
*********************                 *     *     *     *
-------------------------------------------------------------------------------
************** ********         *     *     *     *     *
*****************
****************
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

****************** ********           *     *     *     *
*******************
****************
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
*  - ***************************************************************************

Deposit Required:       US$5.88M -- *******************************
                                      ***************

Option Fee Schedule:    US$2.50M -- March 31, 1996 (Paid)
                        US$2.00M -- March 31, 1997 (Paid)
                        US$1.38M -- December 31, 1997

(* - "PORTIONS OF THE SUBJECT EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT")

                                  Exhibit B.2
                                 BENCHMARQ/TSMC
                               COMMITTED CAPACITY

                                  Unit: *********************
                               1996  1997  1998  1999  2000  2001
                               ----  ----  ----  ----  ----  ----
-----------------------------------------------------------------
-----------------------------------------------------------------

*************                   *     *     *     *     *     *
*************
-----------------------------------------------------------------
********************                  *     *     *     *     *
-----------------------------------------------------------------
****************                      *     *     *     *     *
-----------------------------------------------------------------
***************                       *     *     *     *     *
-----------------------------------------------------------------
*********************                 *     *     *     *     *
-----------------------------------------------------------------
************** *********        *     *     *     *     *     *
*****************
****************
-----------------------------------------------------------------
-----------------------------------------------------------------

****************** ********           *     *     *     *     *
*******************
****************
-----------------------------------------------------------------
*  - ***************************************************************************

Deposit Required:       US$5.88M -- *******************************
                                     ****************

Option Fee Schedule:    US$2.50M  -- March 31, 1996 (Paid)
                        US$2.00M  -- March 31, 1997 (Paid)
                        US$1.38M -- December 31, 1997

(* - "PORTIONS OF THE SUBJECT EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT")

                                   Exhibit D
                                   OPTION FEE


Year         Option Capacity        Option Fee        Due Date
             (Unit: ********        (Unit: US$)
             **********)
-------------------------------------------------------------------------
1997-2000    ***                    $2.5M             March 31,1996(Paid)
(or 2001)                           $2.0M             March 31,1997(Paid)
                                    $1.38M            December 31,1997

(* - "PORTIONS OF THE SUBJECT EXHIBIT HAVE BEEN OMMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT")

                                   EXHIBIT E
                        STANDARD FORM OF PROMISSORY NOTE

Amount: US $1,380,000                                DUE DATE: DECEMBER 31, 1997


The Undersigned, BENCHMARQ Microelectronics, Inc. (the "Maker"), unconditionally promise to pay the Taiwan Semiconductor Manufacturing Co., Ltd. or its order the sum of US Dollars One Million, Three Hundred, Eighty Thousand and no/cents ($1,380,000), plus interest calculated from the Due date stated herein to the date of full payment at the rate of 10% per annum on any unpaid portion of the principal amount stated herein, and said payment will be made at Dallas, Texas.

This Note shall be governed in all respects by the laws of the State of California.

The Maker of this Note agrees to waive protests and notice of whatever kind.

Issue Date:  April 17, 1997

Issue Place:  Collin County,
              City of Dallas, Texas

                   Maker:            BENCHMARQ Microelectronics, Inc.


                   By:               /s/ Derrell Coker
                                     -----------------
                                     President and Chief Executive Officer

                   Maker's Address:  17919 Waterview Parkway
                                     Dallas, Texas  75252